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                                                               EXHIBIT 10.34



                              STANDSTILL AGREEMENT


                      THIS STANDSTILL AGREEMENT, dated as of December 31, 1998, is made by and among EACH OF THE REIT PARTIES LISTED ON THE SIGNATURE PAGES HERETO and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity "Senior Agent") for the lenders from time to time party to the Senior Credit Agreement referred to below (the "Lenders" and together with Senior Agent and their respective successors and assigns, the "Senior Lenders").

                               W I T N E S S E T H

                      WHEREAS, the Borrower, the other Credit Parties signatory thereto and the Senior Lenders have entered into the Senior Credit Agreement (such terms and all other capitalized terms used herein without definition have the meanings provided in Section 1 hereof) pursuant to which the Senior Lenders have agreed, among other things, to make the Loans and other extensions of credit to the Borrower; and

                      WHEREAS, the Senior Lenders are willing to make the Loans to the Borrower as and to the extent provided for in the Senior Credit Agreement, but only upon the condition, among others, that the REIT Parties shall have executed and delivered this Agreement;

                      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

              1.      Definitions.

              (a) Unless otherwise defined herein, terms defined in the Senior Credit Agreement and used herein shall have the meanings given to them in the Senior Credit Agreement.

              (b) The following terms shall have the following respective meanings when used in this Agreement:

                      "Agreement" shall mean this Standstill Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                      "Blockage Period" means (A) any period of time commencing upon the Senior Agent giving to the Borrower written notice that a "Material Default" has occurred and is continuing and stating that such notice constitutes a blockage notice under this Agreement and ending on the earlier of (i) waiver in writing by the Senior Agent of such Material Default, (ii) termination in writing by the Senior Agent of such Blockage Period and (iii) the Termination Date, and (B) any period of time commencing upon the occurrence of any Insolvency Event and ending on the Termination Date.

                      "Borrower" shall mean Correctional Management Services Corporation, a Tennessee corporation, and its successors and assigns.

                      "Exercise of Remedies" means any exercise of rights or remedies against any Credit Party under or with respect to the REIT Agreements or the REIT Property, including any action to foreclose upon, take possession of, liquidate or proceed against any property or assets of any other Credit Party, the institution of any action or proceeding (including any Insolvency


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Proceeding) in connection with any of the foregoing, any demand or efforts to collect or receive any Payment or Distribution or to enforce payment or performance of any provisions of the REIT Agreements, or any exercise of any right of set off or counterclaim which a REIT Party may have with respect to any amounts payable or to be paid by such REIT Party to any Credit Party (including any right of set off held by PRC with respect to any amounts payable or to be paid by PRC under the New PZN Services Agreement, the Tenant Incentive Agreement or the Right to Purchase Agreement). To "exercise any remedies" means to take or institute the taking of any Exercise of Remedies.

                      "Insolvency Event" shall mean (A) the Borrower or any other Credit Party commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (3) the Borrower or any other Credit Party making a general assignment for the benefit of its creditors; or (B) there being commenced against the Borrower or any other Credit Party any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there being commenced against the Borrower or any other Credit Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (D) the Borrower or any other Credit Party taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or
(C) above; or (E) the Borrower or any other Credit Party generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

                      "Leased Property" shall mean all real property leased by PRC to the Borrower or any other Credit Party pursuant to the Operating Company Leases or any other lease or other agreement.

                      "Material Default" shall mean (A) any Event of Default under Sections 8.1(a), 8.1(g), 8.1(h), 8.1(i), 8.1(k), 8.1(m), 8.1(n) or 8.1(o)
of the Senior Credit Agreement, (B) any Event of Default under Section 8.1(b) of the Senior Credit Agreement resulting from a violation of Section 1.7, Annex C,
Section 6.21 or paragraph (b) of Annex G of the Senior Credit Agreement, (C) any Event of Default under Section 8.1(c) of the Senior Credit Agreement resulting from a violation of paragraphs (b) or (d) of Annex E of the Senior Credit Agreement, (D) any Event of Default under Section 8.1(p) of the Senior Credit Agreement relating to REIT Agreements, or (E) any failure of this Agreement to be a legal, valid and binding obligation of any REIT Party.

                      "NationsBank Lenders" shall mean the lenders from time to time party to the NationsBank Loan Documents and NationsBank, N.A., a national banking association, in its capacity as administrative agent for such lenders, and their respective successors and assigns.

                      "NationsBank Loan Documents" shall mean the collective reference to the New PZN Credit Agreement, the other Loan Documents referred to therein and all other documents that from time to time evidence the indebtedness and other obligations thereunder.

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                      "Payment or Distribution" shall mean any payment or
distribution of assets of any kind or character, whether in cash, property or securities, by offset or otherwise, on or with respect to the REIT Obligations or the REIT Property, including any condemnation or casualty proceeds relating to the REIT Property.

                      "PRC" shall mean Prison Realty Corporation, a Maryland corporation.

                      "REIT Agreements" shall mean the collective reference to the Tradename Usage Agreement and the Operating Company Leases, as supplemented, amended or otherwise modified in accordance with the terms hereof.

                      "REIT Obligations" shall mean, collectively, all obligations and liabilities of the Borrower or any other Credit Party to the REIT Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the REIT Agreements or the REIT Property, in each case whether on account of rent, royalties, fees, indemnities, costs, expenses or otherwise (including all condemnation and casualty proceeds relating to the REIT Property and all fees and disbursements of counsel to the REIT Parties that are required to be paid by the Borrower or any other Credit Party pursuant to the terms of any REIT Agreement and further including any claims for recission, claims for damages or other claims in connection with the REIT Agreements or the REIT Property).

                      "REIT Parties" shall mean, collectively, (A) PRC and all other holders of any of the REIT Obligations from time to time and (B) the NationsBank Lenders and any other Person which shall at any time (i) have any right, title or interest in the REIT Property or the REIT Agreements or any Lien on or security interest in any of the REIT Property or any of PRC's right, title or interest in any of the REIT Agreements or (ii) lease or license any of the REIT Property to PRC or any Credit Party.

                      "REIT Property" shall mean the collective reference to the Leased Property and the Tradename Rights.

                      "Senior Agent" shall have the meaning provided in the first paragraph hereof and shall be deemed to include any agent for Persons providing replacement or refinancing indebtedness for the then outstanding Senior Obligations.

                      "Senior Credit Agreement" shall mean the Credit Agreement dated as of the date hereof by and among the Borrower, the other Credit Parties signatory thereto and the Senior Lenders, as such agreement may be amended, modified or supplemented from time to time, including amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings (including any replacement or rollover debtor-in-possession financing) of, or additions to, the arrangements provided in such agreement (whether provided by the original Senior Lenders under such agreement or by successor assignee or refinancing lenders).

                      "Senior Lenders" shall have the meaning provided in the first paragraph hereof and shall be deemed to include any Persons providing replacement or refinancing indebtedness for the then outstanding Senior Obligations.



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                      "Senior Loan Documents" shall mean the collective
reference to the Senior Credit Agreement, the other Loan Documents and all other documents that from time to time evidence the Senior Obligations or secure or support payment or performance thereof.

                      "Senior Loan" shall mean collectively the Loans made by the Senior Lenders to the Borrower pursuant to the Senior Credit Agreement.

                      "Senior Obligations" shall mean the collective reference to the unpaid principal of and interest on the Senior Loan and all other Obligations of the Borrower or any other Credit Party to the Senior Lenders (including interest accruing at the then applicable rate provided in the Senior Credit Agreement after the maturity of the Senior Loan and interest accruing at the then applicable rate provided in the Senior Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Senior Loan Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Senior Lenders that are required to be paid by the Borrower or any other Credit Party pursuant to the terms of this Agreement or any Senior Loan Document). This term shall not include, for purposes of the definition of Termination Date and determining whether all Senior Obligations have been paid in full, contingent obligations for which no Claim then exists but which may arise in the future solely by virtue of the continued effectiveness after the Termination Date of indemnities and other obligations under the Senior Loan Documents which expressly survive termination thereof.

                      "Termination Date" shall mean the date on which the Senior Obligations are paid in full and the Senior Lenders have no further obligation to extend to any financial accommodations to the Borrower.

                      "Tradename Rights" shall mean all rights of the Borrower or any other Credit Party under and relating to the "Service Mark and Trade Name" as defined in the Tradename Usage Agreement.

              (c) The words "hereof, "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

              (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation".

              (e) The expressions "prior payment in full," "payment in full," "paid in full," "pay in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean (i) the indefeasible payment in full, in immediately available funds, of all of the Senior Obligations, (ii) the cash collateralization of all outstanding Letter of Credit Obligations and (iii) the termination of the Revolving Loan Commitment.

              2.      Standstill.



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              (a) Each of the Borrower and the other Credit Parties, and each
REIT Party for itself and each future holder of the REIT Obligations, agrees that until the Termination Date, and notwithstanding the existence of any default or event of default under any of the REIT Agreements or any rights or remedies provided for therein (and regardless of whether any Credit Party may take any action to terminate any REIT Agreement following the occurrence of an Insolvency Event), the REIT Parties shall not (1) terminate any of the REIT Agreements or take any other action to deprive Borrower or any other Credit Party from the use, possession or enjoyment of any of the REIT Property, including by eviction from any of the Leased Property or termination of any of the Tradename Rights; or (2) otherwise exercise any remedies in a manner which would adversely affect the rights of the Borrower or any other Credit Party under the REIT Agreements or impair the ability of the Borrower or any other Credit Party to perform its obligations and duties under the Management Contracts.

              (b) In addition, during any Blockage Period, the REIT Parties shall not exercise any remedies, except that, without limiting the provisions of
Section 2(a) hereof (which provisions shall be complied with in all respects), the REIT Parties may take actions to enforce by specific performance only compliance by Borrower or any other Credit Party with covenants in the REIT Agreements (other than covenants providing for Payments or Distributions).

              3.      Subordination.

              (a) Each of the Borrower and the other Credit Parties, and each REIT Party for itself and each future holder of the REIT Obligations, agrees that the REIT Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 3(b) hereof) to all Senior Obligations.

              (b) "Subordinate and junior in right of payment" means that (1) no part of the REIT Obligations shall have any claim to the assets of the Borrower or any other Credit Party on a parity with or prior to the claim of the Senior Obligations; (2) upon the occurrence and during the continuance of any Insolvency Event, all Senior Obligations shall be paid in full before any Payment or Distribution is made or received by the REIT Parties; and (3) during any Blockage Period, without the express prior written consent of the Senior Agent, no REIT Party will take, demand, seek to collect, or receive (by setoff or otherwise) from the Borrower or any other Credit Party, and neither the Borrower nor any other Credit Party will make, give or permit, directly or indirectly, by redemption, purchase or in any other manner, any Payment or Distribution.

              (c) Notwithstanding anything to the contrary contained in any REIT Agreement, until the Termination Date, the parties hereto acknowledge and agree that (1) the provisions of Sections 2 and 3 hereof shall be deemed to modify the provisions of the REIT Agreements (and are hereby incorporated therein by reference as if fully set forth therein) and (2) any failure of the Borrower or any other Credit Party to make any Payment or Distribution when due by reason of the operation of Section 3(b) hereof shall not constitute a default or event of default by the Borrower or any other Credit Party under any REIT Agreement.

              4.      Additional Provisions Concerning Subordination.

              (a) The REIT Parties and the Credit Parties agree that upon the occurrence and during the continuance of any Insolvency Event, any Payment or Distribution to which any REIT Party would be entitled except for the provisions hereof, shall be paid or delivered by the Credit Party, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person, making such Payment or Distribution, directly to the Senior Agent for the benefit of the Senior


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Lenders to the extent necessary to pay in full all Senior Obligations, before any Payment or Distribution shall be made to such REIT Party.

              (b) Upon the occurrence and during the continuance of any event or proceeding described in clause (A), (B) or (C) of the definition of "Insolvency Event": (1) if any REIT Party shall not file proper claims or proofs of claim as shall be necessary to have the claims of such REIT Party in respect of the REIT Obligations allowed in any Insolvency Proceeding, in the form required in such Insolvency Proceeding, at least 60 days prior to the last date fixed by statute, court rule or court order for the filing of such claims and proofs of claim, such REIT Party hereby irrevocably authorizes and empowers the Senior Agent to file such claims and proofs of claim, provided, however, that the foregoing authorization and empowerment imposes no obligation on the Senior Agent to take any such action; and (2) each REIT Party shall execute and deliver such further powers of attorney, assignments or proofs of claim or other instruments as the Senior Agent may request to enable the Senior Lenders to enforce any and all claims in respect of the REIT Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the REIT Obligations.

              (c) If any Payment or Distribution shall be collected or received by the REIT Parties which is prohibited under Section 3(b), such REIT Party forthwith shall deliver the same to the Senior Agent for the benefit of the Senior Lenders, in the form received, duly indorsed to the Senior Agent, if required, to be applied in accordance with the Senior Credit Agreement to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such Payment or Distribution shall be held in trust by such REIT Party as the property of the Senior Lenders, segregated from other funds and property held by the REIT Parties.

              5. Subrogation. On and after the Termination Date, each REIT Party shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Credit Parties in respect of the Senior Obligations until the Senior Obligations shall be paid in full. For the purposes of such subrogation, no Payments or Distributions to the Senior Lenders to which any REIT Party would be entitled except for the provisions of this Agreement shall be deemed, as between any Credit Party and its creditors other than the Senior Lenders and the REIT Parties, to be a payment by such Credit Party to or on account of the Senior Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the REIT Parties, on the one hand, and the Senior Lenders, on the other hand.

              6. Consent of REIT Parties.

              (a) Each REIT Party consents that, without the necessity of any reservation of rights against it, and without notice to or further assent by such REIT Party which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the standstill and other provisions hereof:

                  (1) any demand for payment of any Senior Obligations made by the Senior Lenders may be rescinded in whole or in part by the Senior Agent, and the Senior Obligations, or the liability of the Borrower or any other Credit Party or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrower or any other Credit Party or any other party under the Senior Credit Agreement or any other agreement, may, from time to time, in whole or in part, be increased, continued, renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lenders, and


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                  (2) any Senior Loan Document may be amended, modified,
supplemented or terminated, in whole or in part, as the Senior Lenders may deem advisable from time to time, and any collateral security at any time held by the Senior Lenders for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released

; provided that, without the prior written consent of the REIT Parties, the aggregate commitment under the Senior Credit Agreement, and principal amount of the loans included in the Senior Obligations (and not including other Senior Obligations), shall not exceed $35,000,000.

              (b) Each REIT Party acknowledges and agrees that the Senior Lenders have relied upon the standstill and other provisions hereof in entering into the Senior Credit Agreement and in making funds available to the Borrower and the other Credit Parties thereunder. Each REIT Party waives any and all notice of the creation, renewal, increase, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lenders upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between any Credit Party and the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. Each REIT Party waives notice of or proof of reliance on this Agreement and protests demand for payment and notice of default.

              7. Negative Covenants of the REIT Parties. No REIT Party shall (and hereby releases and waives any right to), without the prior written consent of the Senior Agent:

              (a) sell, assign, or otherwise transfer, in whole or in part, the REIT Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the REIT Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Senior Agent, by a writing in form and substance satisfactory to the Senior Agent, the standstill and other provisions hereof and agrees to be bound by all of the terms hereof applicable to the REIT Parties;

              (b) permit to exist any security interest, lien, charge or other encumbrance on any property or assets of any Credit Party to secure or provide for payment or performance of the REIT Obligations;

              (c) except as otherwise permitted in the Senior Credit Agreement, permit any of the REIT Agreements to be amended, modified or supplemented;

              (d) commence, or join with any creditors other than the Senior Lenders in commencing, any proceeding referred to in clause (A), (B) or (C) of the definition of "Insolvency Event"; or

              (e) take any action which would interfere with, hinder, delay or adversely affect any Credit Party or the Senior Lenders in the collection of any Credit Party's Accounts.

              8. Senior Obligations Unconditional. All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the REIT Parties and the Borrower or any other Credit Party hereunder, shall be absolute and irreversible notwithstanding (a) any lack of validity or enforceability of any Senior Loan Document; (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, any increase in the amount of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any Senior Loan Document; (c) any exchange,


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release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Credit Party in respect of the Senior Obligations, or of the REIT Parties or the Borrower or any other Credit Party in respect of this Agreement.

              9. Status of Rights. This Agreement and the rights of the Senior Lenders hereunder (and by virtue hereof under the REIT Agreements) with respect to the REIT Property shall be superior to, and shall not be subordinated to, any rights of the REIT Parties with respect to the REIT Property under the REIT Agreements or under any ground lease, mortgage, deed of trust, instrument, document or agreement or by virtue of any Lien against the REIT Property, by statute or otherwise.

              10. Representations and Warranties. Each REIT Party represents and warrants to the Senior Lenders that:

              (a) this Agreement constitutes a legal, valid and binding obligation of such REIT Party enforceable against the REIT Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights and to equitable principles of general applicability;

              (b) the execution, delivery and performance of this Agreement by such REIT Party will not violate any law or regulation, or any order or decree of any court or governmental instrumentality applicable to such REIT Party; and

              (c) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including any creditor of such REIT Party), is required in connection with the execution, delivery, and performance of this Agreement by such REIT Party.

              11. No Representations by Senior Lenders. The Senior Lenders have not made and do not hereby or otherwise make to the REIT Parties, any representations or warranties, express, or implied, nor do the Senior Lenders assume any liability to the REIT Parties with respect to: (a) the financial or other condition of obligors under any instruments of guarantee, if any, with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the REIT Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the REIT Obligations or the validity, priority or perfections of any Liens, or (c) the Borrower or any other Credit Party's title or right to transfer any collateral or security.

              12. Waiver of Claims. To the maximum extent permitted by law, each REIT Party waives any claim it might have against the Senior Lenders with respect to, or arising out of, any action or failure to act on the part of the Senior Lenders or their respective directors, officers, employees or agents in connection with this Agreement, the Senior Loan Documents, any of the transactions contemplated hereby and thereby, any of the Senior Obligations or any of the Collateral. Neither the Senior Lenders nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon, or enforce any remedies under the Senior Loan Documents or otherwise in respect of, any of the Senior Obligations or Collateral or for any delay in doing so.



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              13. Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. Each REIT Party agrees that the Senior Lenders may consent to the use of cash collateral or provide financing to the Borrower or any other Credit Party on such terms and conditions and in such amounts as the Senior Lenders, in their sole discretion may decide and that, in connection with such cash collateral usage or such financing, each Credit Party (or a trustee appointed for the estate of such Credit Party) may grant to the Senior Lenders liens and security interests upon all or any part of its assets, which liens and security interests
(i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of any Credit Party, if any, held by the REIT Parties. All allocations of payments between the Senior Lenders and the REIT Parties shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), or any similar proceeding on the same basis that the payments were to be allocated prior to the date of such filing. Each REIT Party agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of security interests, liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Lenders have consented to such sale or disposition of such assets. Each REIT Party waives any claim it may now or hereafter have arising out of the Senior Lenders' election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower or any other Credit Party, as debtor in possession. Each REIT Party (both in its capacity as a REIT Party and in its capacity as a party which may be obligated to any Credit Party and any Credit Party's Affiliates with respect to contracts which are part of the Senior Lender's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Senior Lenders' claim (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or (iii) asserting any claims which the Borrower or any other Credit Party may hold with respect to the Senior Lenders.

              14. Invalidated Payments. To the extent that the Senior Lenders receive payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lenders.

              15. Further Assurances. Each REIT Party and each Credit Party, at their own expense and at any time from time to time, upon the written request of the Senior Agent will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the foregoing, each REIT Party and each Credit Party, upon the written request of the Senior Agent, shall execute and deliver to the Senior Agent a memorandum or summary of this Agreement in form acceptable to the Senior Agent for filing or recording in any and all relevant land records relating to the Leased Property, and hereby consents to any such filing or recording.

              16. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the REIT Parties on the other, and no other Person shall have any right, benefit or other interest under this Agreement, except that each Credit Party shall be entitled to the benefits of Section 3(c) hereof.

              17. Legend. PRC shall cause each REIT Agreement to conspicuously bear the following legend:

              THIS AGREEMENT IS SUBJECT TO THE TERMS OF THE STANDSTILL AGREEMENT, DATED AS OF DECEMBER , 1998, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME (THE "STANDSTILL AGREEMENT"), BY AND AMONG CORRECTIONAL MANAGEMENT SERVICES CORPORATION, GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR THE LENDERS UNDER THE SENIOR CREDIT AGREEMENT REFERRED TO IN THE STANDSTILL AGREEMENT, AND THE REIT PARTIES REFERRED TO IN THE STANDSTILL AGREEMENT. THE TERMS OF THE STANDSTILL AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AS IF SET FORTH IN FULL HEREIN.

              18. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Termination Date.

              19. Specific Performance. The Senior Lenders are hereby authorized to demand specific performance of this Agreement at any time when any REIT Party shall have failed to comply with any of the provisions of this Agreement applicable to such REIT Party, whether or not the Credit Parties shall have complied with any of the provisions hereof applicable to the Credit Parties, and each REIT Party hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

              20. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desire to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner as provided for in Section 11.10 of the Senior Credit Agreement; provided that any notice to any REIT Party shall be at its respective address or transmission number for notices set forth under its signature below.

              21. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              22. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              23. Integration. This Agreement represents the agreement of the Senior Lenders and the REIT Parties with respect to the subject matter hereof and there are no promises or representations by the Senior Lenders or the REIT Parties relative to the subject matter hereof not reflected herein.

              24.     Amendments in Writing; No Waiver; Cumulative Remedies.

              (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified, except by a written instrument executed by the Senior Agent and the REIT Parties; provided that any provision of this Agreement may be waived by the Senior Agent in a letter or agreement executed by the Senior Agent or by telex or facsimile transmission from the Senior Agent. Neither the Borrower nor any other Credit Party shall have any right to consent to or approve any of the foregoing.

              (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

              25. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

              26. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Credit Party and the REIT Parties and shall inure to the benefit of the Senior Lenders and their respective successors and assigns. This Agreement and any memorandum or summary hereof which may be recorded in the land records with respect to the Leased Property shall run with the land.

              27. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. EACH OF THE CREDIT PARTIES, THE REIT PARTIES AND THE SENIOR LENDERS HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE CREDIT PARTIES, THE REIT PARTIES AND THE SENIOR LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR LENDERS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR LENDERS. EACH OF THE CREDIT PARTIES AND THE REIT PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE CREDIT PARTIES AND THE

REIT PARTIES HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE CREDIT PARTIES AND THE REIT PARTIES HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN SECTION
11.10 OF THE SENIOR CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S OR SUCH REIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

              28. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

              29. Termination. This Agreement shall terminate on the Termination Date. At such time, at the expense of the REIT Parties, the Senior Lenders will promptly and duly execute and deliver such instruments and documents and take such actions as the REIT Parties may reasonably request for evidencing the termination of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                             Senior Agent:

                             GENERAL ELECTRIC CAPITAL
                             CORPORATION, as Agent


                             By: /s/ John Hatherly
                                ----------------------------------------------
                             Name: John Hatherly
                             Its: Duly Authorized Signatory


                             REIT Parties:

                             PRISON REALTY CORPORATION


                             By: /s/ Doctor R. Crants
                                ----------------------------------------------
                             Name: Doctor R. Crants
                             Title: Chief Executive Officer

                             Address: 10 Burton Hills Blvd.
                                     -----------------------------------------
                                      Nashville, TN 37215
                                     -----------------------------------------

                                     -----------------------------------------
                             Facsimile: 615-263-3010
                                       ---------------------------------------


                             NATIONSBANK, N.A.,
                             individually and as Administrative Agent for the NationsBank Lenders


                             By: /s/ Richard G. Parkhurst, Jr.
                               ----------------------------------------------
                             Name: Richard G. Parkhurst, Jr.
                             Title: Senior Vice President

                             Address: One Independence Center, 15th Floor
                                     -----------------------------------------
                                      101 North Tyron Street
                                     -----------------------------------------
                                      Charlotte, NC  28255
                                     -----------------------------------------
                             Facsimile: 704-386-5726
                                       ---------------------------------------

The undersigned hereby (i) acknowledges and agrees to be bound by the provisions of the foregoing Standstill Agreement applicable to the undersigned and (ii) represents and warrants to the Senior Lenders that the REIT Parties signatory to such Standstill Agreement constitute all of the existing holders of the REIT Obligations.

ACKNOWLEDGED and AGREED to as of the date first written above.

CORRECTIONAL MANAGEMENT
SERVICES CORPORATION



By: /s/ Darrell K. Massengale
   --------------------------
Name: Darrell K. Massengale
Title: Secretary